Exhibit 10.36

AMENDMENT NO. 2 TO TRADEMARK CONSENT AGREEMENT

WHEREAS, the undersigned parties are parties to a Trademark Consent Agreement dated July 31, 2003 ("Consent Agreement");

WHEREAS, said parties wish to amend the Consent Agreement to include Application Serial No. 85/414,445 on Schedule A and Application Serial No. 85/645,831 on Schedule B;

NOW THEREFORE, for good and valuable consideration, the parties agree and state as follows:

1. Schedule A to the Consent Agreement is hereby amended to include: Trademark ZIG ZAG & Head Design, Application No. 85/414,445, dated September 2, 2011 for "loose tobacco, cigars; cigarillos, chewing tobacco, snuff, cigarettes, cigar wraps" in Class 34.

2. Schedule B to the Consent Agreement is hereby amended to include: Trademark ZIG ZAG Application No. 85/645,831, dated June 7, 2012 for "electronic cigarettes" in Class 34.

3. Bolloré, as owner of the marks set forth on Schedule B, namely, Registration Nos. 610,530, 1,127,946, 1,247,856, 2,169,549, 2,309,274, 2,309,438, 2,888,068, and 3,404,458 hereby consents to the registration by NAOC of the marks set forth in Schedule A, as amended, to the Consent Agreement.

4. NAOC, as owner of the marks set forth on Schedule A, as amended, to the Consent Agreement, namely, Registration Nos. 1,133,291, 1,472,580, 1,775,416, 2,122,646, 2,582,490, 2,780,643, and 3,867,900 hereby consents to the registration by Bolloré of the marks set forth in Schedule B, as amended, to the Consent Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Trademark Consent Agreement on the day and year written below.

BOLLORÉ, S.A.		NORTH ATLANTIC OPERATING COMPANY, INC.

By:	/s/ Cédric Bolloré	By:	/s/ LeAnne Moore
Name:	Cédric Bolloré	Name:	LeAnne Moore
Title:	Director Industrial Activities	Title:	Asst General Counsel
Date:	December 12, 2012	Date:	December 12, 2012